EXHIBIT 32


             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
    AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of CommScope, Inc. (the
"Company") on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     By:     /s/ Frank M. Drendel
             ----------------------------------------------------
             Frank M. Drendel
             Chairman and Chief Executive Officer

     Date:   March 15, 2004



     By:     /s/ Jearld L. Leonhardt
             ----------------------------------------------------
             Jearld L. Leonhardt
             Executive Vice President and Chief Financial Officer

     Date:   March 15, 2004